UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400
San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

EXPLANATORY NOTE

On June 22, 2026, Jaguar Health, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to furnish under Item 7.01 a press release announcing that, following an evaluation of current market conditions, the Company’s Board of Directors has decided to initiate a process to explore and review a range of strategic alternatives focused on maximizing shareholder value.

The Company is filing this Amendment No. 1 on Form 8-K/A to replace Exhibit 99.1 to the Original 8-K with the correct version of the press release as actually issued publicly. The version of the press release attached to the Original 8-K inadvertently contained an incorrect headline. The corrected headline reads: “Jaguar Health Announces Plan to Explore Strategic Alternatives Aligned with Targeted NDA Filing for Rare Disease Intestinal Failure Program.” No other changes have been made to the Original 8-K.

Item 7.01	Regulation FD Disclosure.

On June 22, 2026, Jaguar Health, Inc. (the “Company”) issued a press release announcing that, following an evaluation of current market conditions, its Board of Directors has decided to initiate a process to explore and review a range of strategic alternatives focused on maximizing shareholder value. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information under Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K/A shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

This Current Report on Form 8-K/A contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Company’s plan to explore potential strategic alternatives, the Company’s expectation that the timing of this strategic exploration process will align with the anticipated completion of clinical work in support of the filing of a New Drug Application by the Company for its crofelemer prescription drug candidate for rare intestinal failure diseases, and the Company’s expectation that the process of identifying a suitable strategic alternative will support its goal of maximizing the value of its intestinal failure development program and benefit all stakeholders. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 22, 2026 (corrected)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
Name:	Lisa A. Conte
Title:	President and Chief Executive Officer

Date: June 22, 2026